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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2002



                           EDGEWATER TECHNOLOGY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)




       Delaware                         0-20971                   71-0788538
  ---------------------           ---------------------       ----------------
(State or other jurisdiction of  (Commission File Number)    ( I.R.S. Employer
incorporation or organization)                               Identification No.)




             20 Harvard Mills Square, Wakefield Massachusetts 01880
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               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code (781) 246-3343
        -----------------------------------------------------------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

      Attached as an exhibit to this Form 8-K is a copy of a Edgewater Technology, Inc. press release which was disseminated publicly on February 13, 2002.

         (c)   Exhibits. The following exhibit is filed with this Form 8-K:

               99.1 Edgewater Technology, Inc. Press Release dated February 13, 2002.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EDGEWATER TECHNOLOGY, INC.
                                  (Registrant)

Date: February 13, 2002           By:   /s/ Kevin Rhodes
                                      -----------------------
                                      Kevin Rhodes
                                      Chief Financial Officer

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                                  EXHIBIT INDEX

               99.1 Edgewater Technology, Inc. Press Release dated February 13,
                    2002.

                                       4